UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 24, 2003




                                  SAFEWAY INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-00041                94-3019135
         --------                      -------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                    Identification Number)


5918 Stoneridge Mall Road, Pleasanton, California             94588-3229
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

                                 (925) 467-3000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
               --------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits.

          (c)  Exhibits.

          The following exhibit is furnished pursuant to Item 12 of Form 8-K:

          99. Press Release dated July 24, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     On July 24, 2003, Safeway issued its second quarter 2003 earnings press release. A copy of the press release is attached hereto as Exhibit 99.

     In the press release, the Company uses the following non-GAAP financial measures: adjusted EBITDA from continuing operations (defined as EBITDA from continuing operations before cumulative effect of accounting change), adjusted EBITDA from continuing operations as a percentage of sales, interest coverage ratio and free cash flow (cash flow from operating activities less cash flow used by investing activities).

     Management of the Company believes that adjusted EBITDA from continuing operations and interest coverage ratio are important measures of operating performance because they assist investors in evaluating the Company's ability to service its debt. Adjusted EBITDA from continuing operations, adjusted EBITDA from continuing operations as a percentage of sales and interest coverage ratio also facilitate comparisons of the Company's results of operations with those of companies having different capital structures. A reconciliation of adjusted EBITDA from continuing operations to the most directly comparable GAAP financial measure is provided in the press release.

     Management believes that free cash flow is a useful indicator of the Company's ability to repay debt and fund share repurchases that management believes will enhance stockholder value. A portion of the free cash flow the Company generates in 2003 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures. The most directly comparable GAAP financial measure is not accessible on a forward-looking basis and, as a result, the Company is unable to provide a reconciliation.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SAFEWAY INC.
                                                (Registrant)


Date:    July 24, 2003                 By:      /s/ Robert A. Gordon
                                                --------------------
                                                Name:  Robert A. Gordon
                                                Title: Senior Vice President
                                                       & General Counsel


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                                  EXHIBIT INDEX

Exhibit
No.
-------

99.               Press Release dated July 24, 2003 of Safeway Inc.